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                                                                    Exhibit 10.1

                              Amendment Number 1 to
                     Promissory Note dated October 25, 1995


         In consideration of the mutual premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, Michael Bush ("Payor") and Movado Group, Inc. (formerly North American Watch Corporation, hereinafter referred to as "Payee") hereby agree as follows:

         That certain Promissory Note dated October 25, 1995 in the amount of $150,000 duly executed by Payor and delivered to Payee is hereby amended by deleting the reference to "August 28, 1996" and substituting in lieu thereof "January 31, 1997"; and by deleting the references to "August 28, 1997" and "August 29, 1997" and substituting in lieu thereof "January 31, 1998".

         I witness whereof Payor and Payee have duly executed this Amendment Number 1 as of this 24th day of January 1997.


                                                     Payor:
                                                     /s/ Michael Bush
                                                     ----------------
                                                     Michael Bush


                                                     Payee:
                                                     MOVADO GROUP,INC.
                                                     By  /s/ Kenneth J. Adams
                                                         --------------------
                                                     Kenneth J. Adams
                                                     Chief Financial Officer